UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2016
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AOXING PHARMACEUTICAL COMPANY, INC.
(Exact name of registrant as specified in its charter)
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Florida	0-24185	65-0636168
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1098 Foster City Blvd., Suite 106-810, Foster City, CA 94404
(Address of Principal Executive Office) (Zip Code)

(646) 367 1747
(Registrant's telephone number, including area code)

444 Washington Blvd., Suite 3338, Jersey City, New Jersey 07310
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Compensatory Arrangements of Certain Officers

On January 5, 2016 the Registrant's Board of Directors granted common stock options to each of the Registrant's senior officers. Zhenjiang Yue, the Chief Executive Officer, received an option to purchase 50,000 shares; Guoan Zhang, the Interim Chief Financial Officer, received an option to purchase 30,000 shares. The purchase price on exercise of the options will be $0.64 per share, which was the closing market price on January 4, 2016. The options have a term of five years.  The options will not vest until the grant has been approved by a vote of the Registrant's shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Aoxing Pharmaceutical Company, Inc.

Date: January 8, 2016	By:	/s/ Zhenjiang Yue Zhenjiang Yue, Chief Executive Officer